UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported) August 4, 2005
                                                         --------------


                              Savoy Resources Corp.
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Colorado                       0-32103                  84-1522003
         --------                       -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
      of incorporation)               File Number            Identification No.)

18826 Pagentry Place, Monument, Colorado 80132                80132
----------------------------------------------               -------
  (Address of Principal Executive Offices)                 (Zip Code)


Registrant's telephone number, including area code 011-27-11-807-1446


                          -----------------------------
                         (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01  Changes in Registrant's Certifying Accountant.

     (a) Previous independent accountants.

     On August 4, 2005, the board of directors of Savoy Resources Corp. dismissed Dale Matheson Carr-Hilton LaBonte, Chartered Accountants ("DMCH"), of Suite 1700, 1140 West Pender Street, Vancouver, British Columbia, Canada V6E 4G1, as our principal independent accountant. The decision to change accountants was approved by Savoy Resources' audit committee, which is comprised of four of our five directors.

     During Savoy Resources' most recent fiscal year and the subsequent interim period preceding the dismissal of DMCH, there were no disagreements with DMCH that were not resolved on any matter concerning accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DMCH, would have caused DMCH to make reference to the subject matter of the disagreements in connection with its reports. DMCH, as the Company's principal independent accountant, did not provide an adverse opinion or a disclaimer of opinion to Savoy Resources' financial statements, nor qualify or modify its opinion as to uncertainty, audit scope or accounting principles. During our most recent fiscal year and the subsequent interim period preceding DMCH's dismissal, there have been no reportable events, as defined in Item 304(a)(1)(v) of Regulation S-K.

     We requested that DMCH furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter, dated August 12, 2005, is filed as Exhibit 16 to this report.

     (b) New independent accountants.

     On August 4, 2005, the board of directors of Savoy Resources approved and authorized the engagement of Stark Winter Schenkein & Co., LLP, Certified Public Accountants ("SWS"), of 7535 East Hampden Avenue, Suite 109, Denver, Colorado 80231, as our principal independent accountant.

     During the two most recent fiscal years and the subsequent interim period preceding the engagement of SWS, Savoy Resources has not consulted with SWS regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on Savoy Resources' consolidated financial statements, and no written report or oral advice was provided to us by concluding that it was an important factor to be considered by us in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.


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Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit Number     Description of Exhibit
--------------     ----------------------


      16           Letter from Dale Matheson Carr-Hilton LaBonte dated
                   August 12, 2005.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                 SAVOY CAPITAL RESOURCES CORP.
                                                         (Registrant)



Date:  August 15, 2005                       By: /s/ Arthur Johnson
                                                 ------------------------------
                                                 Arthur Johnson, President and
                                                 Chief Executive Officer

                                  EXHIBIT INDEX


Exhibit Number     Description of Exhibit
--------------     ----------------------


      16           Letter from Dale Matheson Carr-Hilton LaBonte dated
                   August 12, 2005.

















                                       5


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